VOYA PARTNERS, INC.

Voya Solution Moderately Aggressive Portfolio

(the “Disappearing Portfolio”)

Supplement dated December 2, 2025

to the Portfolio’s Adviser Class, Initial Class, Class R6, Service Class and Service 2 Class Shares’ Prospectus and Statement of Additional Information, each dated May 1, 2025

On November 13, 2025, the Board of Directors of Voya Partners, Inc. approved a proposal to reorganize the Disappearing Portfolio with and into the following “Surviving Portfolio” (the “Reorganization”):

Disappearing Portfolio	Surviving Portfolio
Voya Solution Moderately Aggressive	Voya Solution Aggressive Portfolio (a series
Portfolio	of Voya Partners, Inc.)

The Reorganization does not require shareholder approval. An information statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolio’s shareholders on or about June 5, 2026, and the proposed Reorganization is expected to take place on or about July 10, 2026.

From the close of business on June 29, 2026 through the close of business on July 10, 2026, the Disappearing Portfolio will be in a “transition period” during which time the Disappearing Portfolio’s holdings will, to the extent necessary, be aligned with those of the Surviving Portfolio. During this time, the Disappearing Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganization, the Disappearing Portfolio’s shareholders will hold shares of the Surviving Portfolio. For more information regarding the Surviving Portfolio, please contact a Shareholder Services representative at (800) 262-3862 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE